Note 1 - Summary of Significant Accounting Policies: Discontinued Operations (Policies)	9 Months Ended
Sep. 30, 2012
Policies
Discontinued Operations

DISCONTINUED OPERATIONS

On May 5, 2011, we entered into a Software Product Line Purchase Agreement with WORDsearch Corp., L.L.C. In accordance with the Software Product Line Purchase Agreement, WORDsearch agreed to acquire from us all of the assets associated with the QuickVerse® product line which centered around our industry-leading Bible-study software program. The specific assets conveyed include, among others, the underlying software source code, registered trade names, and existing product inventories. As a result, we have classified this asset as well as all revenues and expenses directly related to the QuickVerse® product line as discontinued operations. See Note 11.